Exhibit 25.1

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                                   FORM T-1


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

        STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
         ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)    |__|
                         ---------------------------
                          BNY MIDWEST TRUST COMPANY
             (Exact name of trustee as specified in its charter)

 Illinois                                                    36-3800435
(Jurisdiction of incorporation                           (I.R.S. Employer
 or organization if not a U.S.                           Identification Number)
 national bank)


2 North LaSalle Street
Suite 1020
Chicago, Illinois                                          60602
(Address of principal executive offices)                  (Zip code)

                              John C. Hitt, Jr.
                              Chapman and Cutler
                            111 West Monroe Street
                           Chicago, Illinois 60603
                                (312) 845-3000
                             (Agent for Service)
                         ---------------------------

                             Rite Aid Corporation
             (Exact name of obligor as specified in its charter)

Delaware                                                     23-1614034
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


30 Hunter Lane                                               17011
Camp Hill, Pennsylvania                                      (Zip code)
(Address of principal executive offices)

          Additional Obligors listed on Exhibit 10 attached hereto.
                         ---------------------------
                   Senior Secured Notes due March 15, 2006
                     (Title of the indenture securities)


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Item 1.  General information. Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                    Name                                   Address

   Office of Banks & Trust Companies            500 E. Monroe Street
   of the State of Illinois                     Springfield, Illinois 62701-1532

   Federal Reserve Bank of Chicago               230 S. LaSalle Street
                                                 Chicago, Illinois 60603

         (b) Whether it is authorized to exercise corporate trust powers.

                  Yes.


Item 2. Affiliations with the obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None.


Item 16.  List of Exhibits.

      1. A copy of Articles of Incorporation of BNY Midwest Trust Company as now in effect. (incorporated by reference to Exhibit 1 to Form T-1 filed with the Registration Statement No. 333-47688 filed December 1, 2000.)

      2,3. A copy of the Certificate of Authority of the Trustee as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (incorporated by reference to Exhibit 2 to Form T-1 filed with the Registration Statement No. 333-47688 filed December 1, 2000.)

      4. A copy of the existing By-laws of the Trustee. (incorporated by reference to Exhibit 4 to Form T-1 filed with the Registration Statement No. 333-47688 filed December 1, 2000.)

      5.    Not applicable.

      6. The consent of the Trustee required by Section 321(b) of the Act. (incorporated by reference to Exhibit 6 to Form T-1 filed with the Registration Statement No. 333-47688 filed December 1, 2000.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

      8.   Not applicable.

      9.   Not applicable.

     10.   Other Obligors.




                                  SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, BNY Midwest Trust Company, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 4th day of March, 2002.

                                         BNY MIDWEST TRUST COMPANY


                                         By /s/ D. G. Donovan
                                            --------------------------------
                                            Name:   D. G. Donovan
                                            Title:  Assistant Vice President






                                  EXHIBIT 7

                       OFFICE OF BANKS AND REAL ESTATE
                     Bureau of Banks and Trust Companies
                       CONSOLIDATED REPORT OF CONDITION
                                      OF
                          BNY Midwest Trust Company
                          209 West Jackson Boulevard
                                  Suite 700
                           Chicago, Illinois 60606

         Including the institution's domestic and foreign subsidiaries completed as of the close of business on December 31, 2001, submitted in response to the call of the Office of Banks and Real Estate of the State of Illinois.


                                  ASSETS                                          THOUSANDS OF DOLLARS

1.       Cash and Due from Depository Institutions......................                 11,694

2.       U.S. Treasury Securities.......................................                  - 0 -

3.       Obligations of States and Political Subdivisions...............                  - 0 -

4.       Other Bonds, Notes and Debentures..............................                  - 0 -

5.       Corporate Stock................................................                  - 0 -

6.       Trust Company Premises, Furniture, Fixtures and Other
         Assets Representing Trust Company Premises.....................                    363

7.       Leases and Lease Financing Receivables.........................                  - 0 -

8.       Accounts Receivable............................................                  4,004

9.       Other Assets...................................................

         (Itemize amounts greater than 15% of Line 9)
                 Goodwill and Intangibles..........................90,321                86,882

10.      TOTAL ASSETS....................................................               102,943







                       OFFICE OF BANKS AND REAL ESTATE
                     Bureau of Banks and Trust Companies
                       CONSOLIDATED REPORT OF CONDITION
                                      OF
                          BNY Midwest Trust Company
                          209 West Jackson Boulevard
                                  Suite 700
                           Chicago, Illinois 60606


                                    LIABILITIES                                   THOUSANDS OF DOLLARS

11.      Accounts Payable...............................................                  - 0 -

12.      Taxes Payable..................................................                  - 0 -

13.      Other Liabilities for Borrowed Money...........................                 25,425

14.      Other Liabilities..............................................

         (Itemize amounts greater than 15% of Line 9)

         Reserve for Taxes.........................................3,128
         Deferred Income...........................................1,923
         Accrued Expenses...........................................1,058                 6,156

15.      TOTAL LIABILITIES                                                               31,581

                                   EQUITY CAPITAL

16.      Preferred Stock................................................                  - 0 -

17.      Common Stock...................................................                  2,000

18.      Surplus........................................................                 62,130

19.      Reserve for Operating Expenses.................................                  - 0 -

20.      Retained Earnings (Loss).......................................                  7,232

21.      TOTAL EQUITY CAPITAL...........................................                 71,362

22.      TOTAL LIABILITIES AND EQUITY CAPITAL...........................                102,943




I,   Robert L. De Paola, Vice President
     ------------------------------------------------------------------------
                 (Name and Title of Officer Authorized to Sign Report)

of BNY Midwest Trust Company certify that the information contained in this statement is accurate to the best of my knowledge and belief. I understand that submission of false information with the intention to deceive the Commissioner or his Administrative officers is a felony.

                          /s/ Robert L. DePaola
             --------------------------------------------------
              (Signature of Officer Authorized to Sign Report)

Sworn to and subscribed before me this 13th day of February, 2002

My Commission expires May 15, 2003.


                                         /s/ Joseph A. Giacobino, Notary Public
                                         --------------------------------------


(Notary Seal)



Person to whom Supervisory Staff should direct questions concerning this report.


       Christine Anderson                             (212) 503-4204
-------------------------------              ----------------------------------
            Name                                Telephone Number (Extension)






                                  EXHIBIT 10

                                OTHER OBLIGORS


         Each of the following Subsidiary Guarantors (as defined in the Indenture) have jointly and severally guaranteed the Rite Aid Corporation's payment obligations under the Indenture. The mailing address for each of the following is:

                c/o     Rite Aid Corporation
                        30 Hunter Lane
                        Camp Hill, Pennsylvania 17011

                                                               State or Other Jurisdiction of       IRS Employer
Name of Subsidiary Guarantor                                   Incorporation or Formation           Identification Number

112 Burleigh Avenue Norfolk, LLC                               Virginia                             None
537 Elm Street Corporation                                     Rhode Island                         23-2962033
657-659 Broadway St. Corp.                                     New Jersey                           None
764 South Broadway-Geneva, Ohio, LLC                           Ohio                                 None
1515 West State Street Boise, Idaho, LLC                       Delaware                             None
1525 Cortyou Road-Brooklyn Inc.                                New York                             None
1740 Associates, LLC                                           Michigan                             None
3581 Carter Hill Road - Montgomery Corp.                       Alabama                              None
4042 Warrensville Center Road - Warrensville
 Ohio, Inc.                                                    Ohio                                 25-1820507
5277 Associates, Inc.                                          Washington                           23-2940919
5600 Superior Properties, Inc.                                 Ohio                                 None
Ann & Government Streets - Mobile, Alabama,
 LLC                                                           Delaware                             None
Apex Drug Stores, Inc,                                         Michigan                             38-2413448
Baltimore/Annapolis Boulevard and Governor
 Richie Highway-Glen Burnie Maryland, LLC                      Delaware                             None
Broadview and Wallings-Broadview Heights
  Ohio, Inc,                                                   Ohio                                 25-1814215
Central Avenue and Main Street - Petal, MS, LLC                Delaware                             None
Dominion Action One Corporation                                Delaware                             25-1569007
Dominion Action Two Corporation                                Delaware                             25-1568836
Dominion Action Three Corporation                              Delaware                             25-1568837
Dominion Action Four Corporation                               Delaware                             25-1568961
Dominion Drug Stores Corporation                               Nevada                               23-2427440
Drug Fair, Inc.                                                Maryland                             54-0525766
Drng Fair of PA, Inc.                                          Pennsylvania                         54-0844303
Eagle Managed Care Corp.                                       Delaware                             25-1724201
Eighth and Water Streets-Uhrichsville, Ohio, LLC               Delaware                             None
England Street - Asheland Corporation                          Virginia                             25-1826010
Fairground, LLC                                                Virginia                             54-1849788
GDF, Inc.                                                      Maryland                             34-1343867
Gettysburg and Hoover - Dayton, Ohio, LLC                      Ohio                                 None
Gratiot & Center-Saginaw Townsbip, Michigan, LLC               Delaware                             None
Harco, Inc.                                                    Alabama                              63-0522700
Jaime Nathan, Travis Corporation                               Pennsylvania                         Inactive
K & B, Incorporated                                            Delaware                             51-0346254
K & B Alabama Corporation                                      Alabama                              72-1011085
K & B Florida Corporation                                      Florida                              72-1058893
K & B Louisiana Corporation                                    Louisiana                            72-1043860
K & B Mississippi Corporation                                  Mississippi                          72-0883482
K & B Services, Incorporated                                   Louisiana                            72-1245171
K & $ Tennessee Corporation                                    Tennessee                            62-1444359
K. & B Texas Corporation                                       Texas                                72-1010327
K & B Trainees, Inc.                                           Louisiana                            72-0773677
Katz & Bestoff, Inc.                                           Louisiana                            72-0853034
Keystone Centers, Inc.                                         Pennsylvania                         23-1730114
Lakehurst and Broadway Corporation                             New Jersey                           23-2937947
Laverdiere's Enterprises, Inc.                                 Maine                                01-0243396
Mayfield & Chillicothe Roads - Chesterland, LLC                Ohio                                 None
Munson & Andrews, LLC                                          Ohio                                 None
Name Rite, LLC                                                 Delaware                             None
Northline & Dix - Toledo - Southgate, LLC                      Michigan                             None
Ocean Acquisition Corporation                                  Delaware                             25-1778194
PDS-1 Michigan, Inc.                                           Michigan                             38-2935739
P.L.D. Enterprises, Inc.                                       Nevada                               93-0901297
PL Xpress, Inc.                                                Oregon                               93-0962294
Patton Drive and Navy Boulevard Property Corporation           Florida                              23-2870495
Paw Paw Lake Road & Paw Paw Avenue-Coloma, Michigan, LLC       Delaware                             None
Perry Distributors, Inc.                                       Michigan                             38-1718545
Perry Drug Stores, Inc.                                        Michigan                             38-0947300
Portfolio Medical Services, Inc.                               Delaware                             Inactive
RDS Detroit, Inc.                                              Michigan                             35-1799950
Rack Rite Distributors, Inc.                                   Pennsylvania                         23-1906110
Ram-Utica, Inc,                                                Michigan                             Inactive
Reads, Inc.                                                    Maryland
Rite Aid Drug Palace, Inc.                                     Delaware                             23-2325476
Rite Aid Hdqtrs. Corp.                                         Delaware                             23-2308342
Ritz Aid of Alabama, Inc.                                      Alabama                              23-2410761
Rite Aid of Connecticut, Inc.                                  Connecticut                          23-1940645
Rite Aid of Delaware, Inc.                                     Delaware                             23-1940646
Rite Aid. of Florida, Inc.                                     Florida                              23-2047226
Rite Aid of Georgia, Inc.                                      Georgia                              23-2125551
Rite Aid of Illinois, Inc.                                     Illinois                             23-2416666
Rite Aid of Indiana, Inc.                                      Indiana                              23-2048778
Rite Aid of Kentucky, Inc.                                     Kentucky                             23-2039291
Rite Aid of Maine, Inc.                                        Maine                                01-0324725
Rite Aid of Maryland, Inc.                                     Maryland                             23-1940941
Rile Aid of Massachusetts, Inc.                                Massachusetts                        23-1940647
Rite Aid of Michigan, Inc.                                     Michigan                             38-0857390
Rite Aid of New Hampshire, Inc.                                New Hampsbire                        23-2008320
Rite Aid of New Jersey, Inc.                                   New Jersey                           23-1940648
Rite Aid of New York, Inc.                                     New York                             23-1940649
Rite Aid of North Carolina, Inc.                               North Carolina                       23-1940650
Rite Aid of Ohio, Inc.                                         Ohio                                 23-1940651
Rite Aid of Pennsylvania, Inc.                                 Pennsylvania                         23-1940652
Rite Aid of South Caroline, Inc.                               South Carolina                       23-2047222
Rite Aid of Tennessee, Inc.                                    Tennessee                            23-2047224
Rite Aid of Vermont, Inc.                                      Vermont                              23-1940942
Rite Aid of Virginia, Inc.                                     Virginia                             23-1940653
Rite Aid of Washington, D.C., Inc,                             Washington D.C.                      23-2461466
Rite Aid of West Virginia, Inc.                                West Virginia                        23-1940654
Rite Aid Realty Corp.                                          Delaware                             23-1725347
Rite Aid Rome Distribution Center, Inc.                        New York                             23-1887836
Rite Aid Transport, Inc.                                       Delaware                             25-1793102
Rite Aid Venturer #1, Inc.                                     Delaware                             23-2492985
Rite Fund, Inc.                                                Delaware                             51-0273194
Rite Investments Corp.                                         Delaware                             51-0273192
Rx Choice, Inc.                                                Delaware                             75-1398207
Script South, Inc.                                             Alabama                              63-1010292
Seven Mile and Evergreen - Detroit, LLC                        Michigan                             None
Silver Springs Road-Baltimore, Maryland/One, LLC               Delaware                             None
Silver Springs Road-Baltimore, Maryland/Two, LLC               Delaware                             None
Sophie One Corp.                                               Delaware                             Inactive
State & Fortification Streets - Jackson, Mississippi, LLC      Delaware                             None
State Street and Hill Road-Gerard, Ohio, LLC                   Delaware                             None
Super Distributors, Inc.                                       Louisiana                            72-0678665
Super Ice Cream Suppliers, Inc.                                Louisiana                            72-0618651
Super Laboratories, Inc.                                       Louisiana                            72-1068239
Super Pharmacy Network, Inc.                                   Florida                              59-3252055
Super Tobacco Distributors, Inc.                               Mississippi                          72-0875700
The Lane Drug Company                                          Ohio                                 53-0125212
The Muir Company                                               Ohio                                 None
Thrifty Corporation                                            California                           95-1297550
Thrifty PayLess, Inc.                                          California                           95-4391249
Thrifty Wilshire, Inc.                                         California                           95-3904571
Tyler and Sanders Rood - Birmingham-Alabama, LLC               Delaware                             None
Virginia Corporation                                           Delaware                             51-0335659
W.R.A.C., Inc.                                                 Pennsylvania                         23-2102752